united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

1445 Research Blvd, Suite 530, Rockville, MD 20850

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1. Reports to Stockholders.

BCM Decathlon Moderate Fund

Class A Shares (DECMX)
Institutional Class Shares (DECIX)

Annual Report
December 31, 2021

1-833-786-1121
www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

(Unaudited)

February 16, 2022

Dear Shareholders:

This annual report for the BCM Decathlon Moderate Fund focuses on the period April 16, 2021, the Fund’s inception, through December 31, 2021. The BCM Decathlon Moderate Fund, a multi-asset global tactical asset allocation (GTAA) fund, is intended to serve as an alpha engine and volatility buffer to traditional asset allocation models. Beaumont Capital Management, LLC serves as sub-adviser to the Fund. As measured by the Institutional Class shares, the Fund returned 2.11% for the stated period; the Fund’s primary benchmark, the Dow Jones Moderately Conservative Portfolio Total Return Index, returned 2.02% for the same period. The Fund’s secondary benchmark, a customized index composed of a 50% weighting of the MSCI ACWI Total Return Index (a global equity index) and a 50% weighting of the Bloomberg U.S. Aggregate Bond Total Return Index, rose by 4.98%.

The sub-adviser’s “Decathlon” system continues to approach the market cautiously. Decathlon seeks to invest for growth when the odds are “in our favor” and avoid risk assets when the system deems the risk and/or volatility to be too high. Nearly every statistical measure of market performance is at or near a historical extreme. The Decathlon system indicates that caution is warranted, and the fundamental investor in us tends to agree. It’s important for the sub-adviser to convey that they do not know what the future will bring, but as quantitative managers they benefit from insights generated by the statistical analysis of decades of market data. The sub-adviser team believes that their quantitative systems give them the best chance of successfully navigating the uncertain market environment that lies ahead.

The sub-adviser expects the Fund’s average asset allocation over time will be roughly 50% equities and 50% fixed income, with significant variation over shorter periods due to the strategy’s opportunistic nature. Over the stated period, the Fund averaged approximately 55% fixed income and approximated 43% equity. The Fund was incepted with a neutral asset allocation, approximately 49% equity and approximately 49% fixed income, and its allocation to equity initially increased as equity market volatility remained low. The Fund remained overweight equity from late-May through early-August, with its equity exposure peaking in June. From June through September, the Fund’s fixed income allocation consistently increased, and the Fund remained overweight fixed income for the remainder of the year. At the end of the year, the Fund’s asset allocation was approximately 73% fixed income and approximately 23% equity. Global equity markets—represented by the MSCI ACWI—and domestic fixed income markets—represented by the Bloomberg U.S. Aggregate Bond Index—both realized positive performance, contributing to the Fund’s positive return.

The Fund’s fixed income exposure was primarily allocated to intermediate duration bonds of investment grade credit quality. At inception, the exposure was tilted towards credit with a weighted average duration of 6.6 years. The Fund’s duration generally mirrored its allocation to fixed income, with lower allocations corresponding to a lower weighted average duration and vice-versa. Weighted average duration peaked at 12.0 years in late-July and ended the year at 9.5 years. The Fund’s equity exposure was globally diversified and generally tilted toward the value factor with an overweight exposure, on average, to the financials sector. The one notable exception occurred in May when the Fund held two technology positions.

Thank you for your investment in the Fund. Please visit the website www.investbcm.com at any time for information regarding the Fund.

Beaumont Capital Management, LLC	Advisors Preferred, LLC

Sub-adviser to the Fund	Adviser to the Fund

BCM Decathlon Moderate Fund
Portfolio Review (Unaudited)
December 31, 2021

Comparison of the Change in Value of a $10,000 Investment
Since Inception through December 31, 2021 +

Comparison of the Change in Value of a $25,000 Investment
Since Inception through December 31, 2021 +

The Fund’s performance figures* for the period ended December 31, 2021, as compared to its benchmark:

Since Inception
April 19, 2021 (a)
BCM Decathlon Moderate Fund - Class A without load	1.96%
BCM Decathlon Moderate Fund - Class A with load	(2.89)%
BCM Decathlon Moderate Fund - Institutional Class	2.11%
Dow Jones Moderately Conservative U.S. Portfolio Index **	2.02%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total gross estimated operating expenses including underlying funds as stated in the fee table of the Fund’s prospectus dated April 11, 2021 is 1.84% for Class A and 1.44% for Institutional Class. Class A shares are subject to a maximum sales charge (load) of 4.75%. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus and current performance may be obtained by calling 1-833-786-1121.

**	The Dow Jones Moderately Conservative U.S. Portfolio Index is a weighted average of other stock, bond, and cash indexes. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

(a)	Not annualized.

+	Inception date is April 19, 2021 for Class A and Institutional Class

Portfolio Composition	% of Net Assets
Exchange-Traded Funds	96.1%
Money Market Fund	3.6%
Other Assets In Excess of Liabilities	0.3%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

BCM DECATHLON MODERATE FUND
PORTFOLIO OF INVESTMENTS
December 31, 2021

Shares		Value
	EXCHANGE-TRADED FUNDS - 96.1%
	EQUITY - 23.0%
8,216	iShares MSCI ACWI ex US ETF	$456,809
11,719	iShares MSCI Canada ETF	450,361
6,583	iShares MSCI United Kingdom ETF	218,161
		1,125,331
	FIXED INCOME - 73.1%
2,948	iShares 10-20 Year Treasury Bond ETF	437,483
3,001	iShares 20+ Year Treasury Bond ETF	444,718
3,795	iShares Government/Credit Bond ETF	461,206
17,704	Nuveen Enhanced Yield US Aggregate Bond ETF	435,872
15,516	SPDR Portfolio Aggregate Bond ETF	459,584
12,544	SPDR Portfolio Corporate Bond ETF	436,657
14,132	SPDR Portfolio TIPS ETF	445,158
6,927	Vanguard Intermediate-Term Treasury ETF	460,438
		3,581,116

	TOTAL EXCHANGE-TRADED FUNDS (Cost $4,716,258)	4,706,447

	SHORT-TERM INVESTMENT - 3.6%
	MONEY MARKET FUND - 3.6%
175,962	First American Government Obligations Fund, Class X, 0.03% (a)	175,962
	TOTAL SHORT-TERM INVESTMENT (Cost $175,962)

	TOTAL INVESTMENTS - 99.7% (Cost $4,892,220)	$4,882,409
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	14,685
	NET ASSETS - 100.0%	$4,897,094

ETF	- Exchange-Traded Fund

(a)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2021.

The accompanying notes are an integral part of these financial statements.

BCM Decathlon Moderate Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

BCM Decathlon
Moderate Fund
Assets:
Investments Securities:
At Cost	$4,892,220
At Value	$4,882,409
Due from Investment Advisor	14,019
Dividends and Interest Receivable	705
Total Assets	4,897,133

Liabilities:
Accrued Distribution Fees	39
Total Liabilities	39

Net Assets	$4,897,094

Composition of Net Assets:
Net Assets consisted of:
Paid in Capital	$4,911,310
Accumulated Loss	(14,216)
Net Assets	$4,897,094

Net Asset Value, Offering Price and Redemption Price Per Share
Class A:
Net Assets	$184,815
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	18,452
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$10.02
Maximum Offering Price Per Share (Maximum sales charge of 4.75%)(a)	$10.52

Institutional Class:
Net Assets	$4,712,279
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	470,399
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.02

(a)	On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

BCM Decathlon Moderate Fund
STATEMENT OF OPERATIONS
For the Period* Ended December 31, 2021

BCM Decathlon
Moderate Fund
Investment Income:
Dividend Income	$73,502
Interest Income	21
Total Investment Income	73,523

Expenses:
Investment Advisory Fees	38,244
Distribution (12b-1) Fees - Class A	258
Total Expenses	38,502
Net Investment Income	35,021

Realized and Unrealized Gain (loss) on Investments:
Net Realized Gain from Investments	47,912
Net Change in Unrealized Depreciation on Investments	(9,811)
Net Realized and Unrealized Gain on Investments	38,101

Net Increase in Net Assets Resulting From Operations	$73,122

*	For the period April 19, 2021 (commencement of operations) through December 31, 2021.

The accompanying notes are an integral part of these financial statements.

BCM Decathlon Moderate Fund
STATEMENT OF CHANGES IN NET ASSETS

BCM Decathlon Moderate Fund
For the Period*
Ended
December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net Investment Income	$35,021
Net Realized Gain from Investments	47,912
Net Change in Unrealized Depreciation on Investments	(9,811)
Net Increase in Net Assets Resulting From Operations	73,122

Distributions to Shareholders:
From Distributable Earnings:
Class A	(3,091)
Institutional Class	(85,927)
Total Distributions to Shareholders	(89,018)

Shares of Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	183,089
Distributions Reinvested	3,091
186,180
Institutional Class Shares:
Proceeds from Shares Issued	4,653,473
Distributions Reinvested	85,073
Cost of Shares Redeemed	(11,736)
4,726,810

Net Increase from Beneficial Interest Transactions	4,912,990

Net Increase in Net Assets	4,897,094

Net Assets:
Beginning of Period	—
End of Period	$4,897,094

Share Activity:
Class A Shares:
Shares Issued	18,143
Shares Reinvested	309
Net increase in shares of beneficial interest outstanding	18,452

Institutional Class Shares:
Shares Issued	463,059
Shares Reinvested	8,491
Shares Redeemed	(1,151)
Net increase in shares of beneficial interest outstanding	470,399

*	For the period April 19, 2021 (commencement of operations) through December 31, 2021.

The accompanying notes are an integral part of these financial statements.

BCM Decathlon Moderate Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	BCM Decathlon Moderate Fund
	Class A		Institutional Class
	For the Period *		For the Period *
	Ended		Ended
	December 31, 2021		December 31, 2021

Net Asset Value, Beginning of Period	$10.00		$10.00
From Operations:
Net investment income (a)	0.08		0.08
Net gain from investments (realized and unrealized)	0.12		0.13
Total from operations	0.20		0.21

Distributions to shareholders from:
Net investment income	(0.07)		(0.08)
Net realized gains	(0.11)		(0.11)
Total distributions	(0.18)		(0.19)
Net Asset Value, End of Period	$10.02		$10.02

Total Return (b)	1.96	% (e)(f)	2.11	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$185		$4,712
Ratio of expenses to average net assets (c)	1.49	% (g)	1.24	% (g)
Ratio of net investment income to average net assets (c,d)	1.10	% (g)	1.13	% (g)
Portfolio turnover rate	293	% (f)	293	% (f)

*	For the period April 19, 2021 (commencement of operations) through December 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges.

(c)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Not annualized.

(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2021

1.	ORGANIZATION

BCM Decathlon Moderate Fund (“Fund”) is a diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks income and capital appreciation. The Fund commenced operations on April 19, 2021.

The Fund currently offers two classes of shares: Class A and Institutional Class. Class A shares of the Fund are offered at net asset value (“NAV”) plus a maximum sales charge of 4.75%. Institutional Class shares of the Fund are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder servicing and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors/trustees of the Underlying Funds.

The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2021 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Exchange-Traded Funds	$4,706,447	$—	$—	$4,706,447
Short-Term Investment	175,962	—	—	175,962
Total Investments	$4,882,409	$—	$—	$4,882,409

*	Refer to the Portfolio of Investments for asset classes.

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s December 31, 2021 period-end tax returns. The Fund has identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Exchange-Traded Funds (“ETFs”) – The Fund invests in ETFs. ETFs are typically a type of index bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and Exchange Traded Notes (“ETNs”) Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Market Risk: Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

3.	INVESTMENT TRANSACTIONS

For the period ended December 31, 2021, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $17,359,749 and $12,691,402.

4.	INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment advisor to the Fund. The Advisor has engaged Beaumont Capital Management, LLC (the “Sub-Advisor”) to serve as the sub-advisor to the Fund whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

rate of 1.24% of the Fund’s average daily net assets. For the period ended December 31, 2021, the Fund paid $38,244 in advisory fees from which the Advisor pays all operating expenses of the Fund, with the exception of Rule 12b-1 distribution fees, brokerage fees and commissions, and non-recurring and extraordinary expenses. At December 31, 2021, there is a due from investment advisor amount of $14,019.

Ultimus Fund Solutions, LLC (“UFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, UFS provides administration, fund accounting and transfer agent services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

BluGiant, LLC (“Blu Giant”), an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

The Trust has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A shares pursuant to which the Fund pays fees to Ceros Financial Services, Inc. (“Ceros” or “Distributor”), an affiliate of the Advisor, to provide distribution and/or shareholder services to the Fund. Under the Rule 12b-1 Plan, Class A shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the Fund’s average net assets attributable to Class A shares as compensation to the Distributor for providing account maintenance and distribution services to shareholders. The Rule 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the period ended December 31, 2021 pursuant to the Rule 12b-1 Plan, the Class A shares of the Fund paid $258, which was paid out to brokers and dealers.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the period ended December 31, 2021, the Distributor received $5,010 in underwriting commissions for sales of shares of the Fund, of which $758 was retained by the principal underwriter.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $50,000 per year plus $2,500 minimum per meeting for certain special meetings, which varies based on the matters submitted, as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

During the period ended December 31, 2021, Ceros, a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund and received $3,676 in trade commissions.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at December 31, 2021, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$4,892,220	$19,789	$(29,600)	$(9,811)

BCM Decathlon Moderate Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the period ended December 31, 2021, was as follows:

Fiscal Year Ended
December 31, 2021
Ordinary Income	$91,634
Long-Term Capital Gain	—
Return of Capital	—
$91,634

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $2,616 for the period ended December 31, 2021, which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

As of December 31, 2021, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(4,405)	$—	$—	$(9,811)	$(14,216)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $4,405.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and distributions in excess, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2021, as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(1,680)	$1,680

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of December 31, 2021, National Financial Services LLC held approximately 87.08% of the Fund for the benefit of its customers.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Preferred Trust

and the Shareholders of BCM Decathlon Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BCM Decathlon Moderate Fund, a series of shares of beneficial interest in Advisors Preferred Trust (the “Fund”), including the portfolio of investments, as of December 31, 2021, and the related statements of operations, changes in net assets and the financial highlights for the period from April 19, 2021 (commencement of operations) through December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the period April 19, 2021 to December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Advisors Preferred Trust since 2021.

Philadelphia, Pennsylvania

February 28, 2022

BCM Decathlon Moderate Fund
EXPENSE EXAMPLE (Unaudited)
December 31, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.

Table 1. Actual Expenses

The “Actual Expenses” table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the BCM Decathlon Moderate Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BCM Decathlon Moderate Fund
Table 1
	Annualized	Beginning	Ending Account
Actual	Expense	Account Value	Value	Expenses Paid During Period *
Expenses	Ratio	7/1/2021	12/31/2021	7/1/2021-12/31/2021
Class A	1.49%	$1,000.00	$997.30	$7.50
Institutional Class	1.24%	$1,000.00	$997.40	$6.24

Table 2
Hypothetical	Annualized	Beginning	Ending Account
(5% return before	Expense	Account Value	Value	Expenses Paid During Period *
expenses)	Ratio	7/1/2021	12/31/2021	7/1/2021-12/31/2021
Class A	1.49%	$1,000.00	$1,017.69	$7.58
Institutional Class	1.24%	$1,000.00	$1,018.95	$6.31

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the numbers of days in the fiscal year (365).

BCM Decathlon Moderate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

SHAREHOLDER ACTION BY WRITTEN CONSENT IN LIEU OF MEETING

As of the record day of September 16, 2021, a shareholder representing ownership of 293,496. 452 shares (which is 62.7% of the Fund shares) voted by written consent to approve a new sub-advisory agreement between Advisors Preferred, LLC and Beaumont Capital Management, LLC. Because the affirmative vote of 62.7% of the Fund’s shares constituted a majority of the outstanding voting securities of the Fund, no other shareholders were asked to vote, nor required to vote.

BCM Decathlon Moderate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

Approval of New Sub-Advisory Agreement for BCM Decathlon Moderate Fund by the Board of Trustees

At the August 24, 2021 Board Meeting, the Board of Trustees (the “Board”) considered the approval of a new sub-advisory agreement (“New Sub-Advisory Agreement”) with Beaumont Capital Management, LLC (“BCM” or “Sub-Adviser”). The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each factor. The Trustees also re-considered their prior deliberations made on February 23, 2021, when they approved the current sub-advisory agreement as well as deliberating upon updated and supplemental information. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the New Sub-Advisory Agreement. The summary below represents the collective recent and prior deliberations of the Board.

Nature, Extent, and Quality of Services. With respect to the nature, extent and quality of services provided and to be provided, the Trustees reviewed the Sub-Adviser’s most-recent Form ADV, a description of the manner in which investment decisions are made for the Fund by the Sub-Adviser, a description of the services provided by Advisors Preferred, LLC (the “Adviser”) and those services provided by the Sub-Adviser, a review of the experience of professional personnel performing services for the BCM Decathlon Moderate Fund (the “Fund”), including the team of individuals that primarily monitor and execute the investment and administration process, and noted that the Sub-Adviser has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics.

The Trustees considered that the Sub-Adviser is primarily responsible for the Fund’s portfolio investment management, rather than the Adviser. The Board considered the Sub-Adviser’s skills and experience relating to the similar strategies it manages, and its portfolio management and research techniques. The Board also noted that the CCO of the Trust had previously reviewed the compliance manual and procedures of the Sub-Adviser and found them to be appropriate. The Board concluded that the Sub-Adviser has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided and already provided by the Sub-Adviser to the Fund is expected to be remain satisfactory and reliable. The Trustees also noted the current financial resources of the Sub-Adviser appeared to remain adequate.

Performance. The Trustees reviewed performance information from the commencement of operations on April 19, 2021 through July 31, 2021. They noted that the Fund had outperformed its index, the Dow Jones Moderately Conservative Portfolio Index, while somewhat underperforming an estimate of the Sub-Adviser’s separate account composite for clients with a strategy similar to that of the Fund. The Trustees also reviewed yearly performance for a composite of clients with a strategy similar to the Fund, as updated to December 31, 2020. The Trustees note that the long-term performance record suggests that the Sub-Adviser will be able to continue to produce satisfactory performance.

Fees and Expenses. As to the costs of the services to be provided to the Fund by the Sub-Adviser the Board reviewed and discussed the unitary-style advisory fee and total operating expenses of the Fund compared to Morningstar category peer group. The Trustees noted that the unitary-style advisory fee of 1.24% for the Fund was within the range of the reasonable management fees of the Morningstar Tactical Asset Allocation and Morningstar World Allocation categories. The Trustees acknowledge that after payment of certain Fund expenses, the advisory fee retained by the Adviser will be 0.25% of a Fund’s daily net assets with breakpoints if assets of the Fund grow such that the Adviser would retain less. The

BCM Decathlon Moderate Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2021

Board reviewed the projected expense ratio of 1.84% for Class A Shares and 1.44% for Institutional Class Shares. In both classes, the ratios were slightly above the peer group average, and well below the maximum peer group expense ratios.

The Board acknowledged the projected net sub-advisory fee of approximately 0.49% to be paid by the Adviser to the Sub-Adviser remained unchanged from their prior review. The Board noted that the Sub-Adviser charges between 0.30% and 0.50% for separately managed accounts with similar strategies, but with far lower regulatory burdens making a pure comparison difficult. The Trustees reviewed and considered the split of the advisory fee between the Adviser and Sub-Adviser (the Sub-Adviser being paid by the Adviser, not the Fund), and determined it was acceptable and reasonable for the services to be provided to the Fund by the Sub-Adviser.

Profitability. With respect to the Sub-Adviser’s estimated profitability, the Trustees reviewed the projected profitability of the Sub-Adviser, with respect to the Fund, which remained unchanged from their prior review. With expected assets of $75 million for the Fund for the first year, the Sub-Adviser would achieve approximately 39% profit from sub-advising the Fund. For year two, with projected assets of $150 million, for the Fund, the Board noted the Sub-Adviser projected profits of approximately 45% from sub-advising the Fund. The Sub-Adviser projects net profit margins of 5% and 11%, respectively, for the Fund for year one and year two when considering the totality of the relationship with the Fund. After further discussion, the Board concluded that, based on the services to be provided by the Sub-Adviser, the anticipated level of profit from the Sub-Adviser’s relationship with the Fund was not excessive.

Economies of Scale. As to the extent to the Fund will realize economies of scale, the Adviser reported $500 million to be the minimum asset level to reach such economies of scale. The Board discussed the Adviser’s expectations for growth of each the Fund and concluded that any material economies of scale would not be achieved in the near term. The Trustees, the agreed to revisit economies of scale as assets of the Fund grows.

Conclusion. The Board members relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. In considering the approval of the New Sub-Advisory Agreement, the Board did not identify any one factor as all important, but rather considered factors collectively and determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement.

BCM Decathlon Moderate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2021

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) (since 2003);	23	Northern Lights Fund Trust IV (27 series) (since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (Consultancy Practice), (since January 2011)	23	Centerstone Investors Trust (2 series) (2016- Mar. 2021) BlueArc Multi- Strategy Fund (2014-2017)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015); Head of Intermediary Sales, Baron Capital Inc., (February 2010 to December 2014)	23	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust,1445 Research Blvd., Suite 530, Rockville, MD 20850.

[2]	The “Fund Complex” consists of the series of the Trust.

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] And Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Catherine Ayers-Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since June 2011); President, Ceros Financial Services, Inc., (since August 2009); President AtCap Partners, LLC (since July 2011)	23	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc., (since January 2011)	23	None
Christine Casares Born: 1975	Treasurer	Indefinite; since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (since February 2016); Assistant Vice President, Tax Administration (February 2012 January 2016)	N/A	N/A

BCM Decathlon Moderate Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2021

Name, Address [1] And Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Angela Holland Born 1970	Chief Compliance Officer	Indefinite; since July 1, 2020	Chief Compliance Officer, Ceros Financial Services, Inc. (since January 2016); Sales Supervisor/AML Compliance Officer, Ceros Financial Services, Inc. (April 2012 – January 2016); Compliance Manager, Advisors Preferred, LLC (April 2012 to Present); Compliance Manager, AtCap Partners, LLC (since April 2012)	N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; since November 2012	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC; (since February 2020); Senior Vice President, Legal Administration, and Counsel (February 2017-January 2019); Vice President and Counsel (April 2016– 2017): and AVP and Staff Attorney (September 2012 – March.2016)	N/A	N/A
Jeff Meacham Born: 1976	Assistant Treasurer	Indefinite, since November 2021	Trader, Ceros Financial Services, Inc.	N/A	N/A
Daniel Gibson Born: 1984	Assistant Treasurer	Indefinite, since November 2021	Trader, Ceros Financial Services, Inc.	N/A	N/A

[1]	Unless otherwise specified, the address of each Trustee and officer is Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850.

[2]	The “Fund Complex” consists of the series of the Trust.

[3]	Ms. Ayers-Rigsby is an interested person Trustee because she is an officer of the Trust, an officer of the Trust’s investment adviser, and an officer of the Trust’s principal underwriter.

[4]	Mr. Humphrey is an interested person Trustee because he is an officer of the Trust’s principal underwriter.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-833-786-1121.

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-833-786-1121 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-786-1121.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Beaumont Capital Management, LLC
75 Second Avenue, Suite 700
Needham, MA 02494

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

BCM-AR21

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $11,000

2020 – N/A

(b)	Audit-Related Fees

2021 – None

2020 - None

(c)	Tax Fees

2021 - $3,000

2020 – N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 – None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2021	2020
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $3,000

2020 – N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 3/4/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 3/4/22

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 3/4/22